Exhibit 10.2

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

OF REAL PROPERTY AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (“First Amendment”) between GREIT-SUTTER SQUARE, LP, a California limited partnership, (“Seller”), G REIT LIQUIDATING TRUST, a Maryland trust (“Seller Guarantor”), and SGR SUTTER SQUARE, LLC, a Delaware limited liability company (“Buyer”) (Seller, Seller Guarantor and Buyer sometimes hereafter referred to individually as “Party” and collectively as “Parties”), is made and entered into as the latest date set forth below.

WHEREAS, the Parties hereto have entered into a certain Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated October 3, 2012 (“Original Agreement”) and desire to modify and amend the Original Agreement upon the terms and conditions hereinafter set forth; and

WHEREAS, this First Amendment is permitted pursuant to Section 17 of the Original Agreement, provided it is agreed and executed by all Parties.

NOW THEREFORE, in consideration of the mutual promises and covenants contained hereinafter, the Parties hereto, agree as follows:

1. The Closing as set forth in Section 7.2 of the Original Agreement shall be extended from the original date of November 20, 2012, until and including December 21, 2012.

2. The new Closing Date as set forth in Section 7.2 of the Original Agreement shall now be Friday, December 21, 2012.

3. All the remaining terms and conditions of the Original Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day and year set forth below.

SELLER:	GREIT-SUTTER SQUARE, LP, a California limited partnership

	By:	/s/ Todd A. Mikles
Name: Todd A. Mikles
Title: Manager

EXECUTED on this the 19 day of November 2012.

SELLER GUARANTOR:	G REIT LIQUIDATING TRUST, a Maryland trust

By:
Name: Gary Wescombe
Its: Trustee

EXECUTED on this the        day of November 2012.

BUYER:	SGR SUTTER SQUARE, LLC, a Delaware limited liability company

	By:	Sovereign Realty REIT, LP,
a Maryland limited partnership,
its managing member

		By:	Sovereign Growth REIT, Inc.,
a Maryland corporation,
its general partner

			By:	Sovereign Capital Advisors, LLC,
a California limited liability
company, its manager

				By:	/s/ Todd Mikles
Todd Mikles
Chief Executive Officer

EXECUTED on this the 19 day of November 2012.

[Signature Page to First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions]